                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 28, 2000, included in this Form 10-K, into International Specialty Products Inc.'s previously filed Registration Statement on Form S-4 File No. 333-53709 and Registration Statements on Form S-8 File Nos. 333-60469 and 333-62359.

                                                           ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 29, 2000